SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

CrowdGather, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of Principal Executive Offices)

(818) 435-2472
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment and Resignation of Principal Officers and Directors.  Compensatory Arrangements of Certain Officers.

On January 27, 2009, the Board of Directors of CrowdGather, Inc., a Nevada corporation (“Registrant”) appointed Gaurav Singh, the Registrant’s Vice President of Operations and Finance, as Chief Financial Officer. Mr. Gaurav’s biographical information and compensation arrangements is disclosed under Item 5.02 in the Registrant’s Current Report on Form 8-K, which was filed with the Commission on June 24, 2008, and is hereby incorporated by reference herein.

In order to accommodate the appointment of Gaurav Singh to the office of Chief Financial Officer, the Registrant’s Board of Directors accepted the resignation of Sanjay Sabnani as Chief Financial Officer on January 27, 2009.  Mr. Sabnani will continue to serve as the Registrant’s Chief Executive Officer, Secretary and a director. Mr. Sabnani’s resignation as Chief Financial Officer is not the result of any disagreement with the policies, practices or procedures of the Registrant.  Mr. Sabnani’s resignation is attached hereto as Exhibit 17.1.

Item 7.01 Regulation of FD Disclosure.

On January 27, 2009, the Registrant began making oral presentations to certain potential investors. A copy of the materials displayed in connection with the oral presentations is attached hereto as Exhibit 99.1.

On January 27, 2009, the Registrant issued a press release to announce the completion a beta deployment of its new content management system (CMS) for forum owners. A copy of the release is attached as Exhibit 99.2.

The Registrant is furnishing the information in Exhibit 99.1 and Exhibit 99.2 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Registrant’s Annual Report on Form 10-KSB for the period ended April 30, 2008, its Quarterly Report on Form 10-Q for the period ended July 31, 2008, and its Quarterly Report on Form 10-Q for the period ended October 31, 2008 all incorrectly specify the Registrant’s I.R.S. Employer Identification No. as 77-0517966 on the cover page. The Registrant’s correct I.R.S. Employer Identification No. is 20-2706319. The Registrant will include the correct I.R.S. Employer Identification No. in all future filings.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
17.1	Resignation of Sanjay Sabnani as Chief Financial Officer
99.1	Presentation Materials
99.2	Press Release dated January 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: January 27, 2009	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer